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                                                                    EXHIBIT 10.1


                             CONSENT OF ACCOUNTANT


     We hereby consent to the use of our report dated September 6, 2000, on the financial statements of InterConexus.com, Inc. for the period March 28, 2000 to June 30, 2000. Such report is being included in InterConexus.com, Inc.'s annual report on Form 10-KSB for the fiscal year ended June 30, 2000.


                                                /s/ Klesman, Halper & Co., P.C.



Palos Heights, Illinois
September 26, 2000